Exhibit 99.1
Sport Supply Group, Inc. Fall 2007 • Investment Presentation "Speak softly... carry a big Bat" Ticker: RBI

This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements relating to the Company's anticipated financial performance, business prospects, new developments and similar matters, and/or statements preceded by, followed by or that include the words "believes," "could," "expects," "anticipates," "estimates," "intends," "plans," or similar expressions. These forward-looking statements are based on management's current expectations and assumptions, which are inherently subject to uncertainties, risks and changes in circumstances that are difficult to predict. Actual results may differ materially from those suggested by the forward-looking statements due to a variety of factors, including changes in business, political, and economic conditions due to the threat of future terrorist activity or otherwise, the ability to successfully complete integration related activities, actions and initiatives by current and potential competitors, and certain other additional factors described in the Company's filings with the Securities and Exchange Commission. Other unknown or unpredictable factors also could have material adverse effects on the Company's future results, performance or achievements. In light of these risks, uncertainties, assumptions and factors, the forward-looking events discussed in this press release may not occur. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date stated, or if no date is stated, as of the date of this press release. The Company is not under any obligation and does not intend to make publicly available any update or other revisions to any of the forward-looking statements contained in this press release to reflect circumstances existing after the date of this presentation or to reflect the occurrence of future events even if experience or future events make it clear that any expected results expressed or implied by those forward-looking statements will not be realized. Sport Supply Group, Inc.

The "New" Sport Supply Group Sport Supply Group, Inc. was formerly named Collegiate Pacific, Inc. (AMEX: BOO) Nov. 15, 2006 - Collegiate Pacific completed the purchase of Sport Supply Group (it's largest competitor) July 1, 2007 - the company changed it's name to Sport Supply Group, Inc. and ticker to RBI NOW - Largest Direct Seller of Sports Equipment and Team Uniforms to institutions in USA

Factory-Direct Approach $3-6B Market; Fragmented; No large competitors "Direct-like-Dell" One Stop Shop for branded team uniforms and equipment 3M+ Catalogs; 40 Telesales Agents: 150+ Road Men; 20+ Internet Sites; 10,000 Products 200,000+ Customers & Prospects Competition: Local Sporting Good Stores; Catalogs Value Proposition: Factory- Direct; Quick Ship

Who is Management? Adam Blumenfeld - Chairman & CEO Family founded Direct Sales of Sporting Goods in 1972 Terry Babilla - President, COO, General Counsel John Pitts - CFO Formerly with Horizon Healthcare (HORC) Kurt Hagen - EVP Sales/Marketing Formerly with Fossil (FOSL) Tevis Martin - EVP Road Operations STRONG STARTING LINE-UP

Why we WIN? Factory-Direct Product Breadth Speed Shipping Private-Label Experience Technology Critical Mass Immense Barrier To Entry Competitive Advantages... 10-30% less than Local Team Dealers 10,000 SKU's; One-Stop 24 Hour Quick Ship $90M/$250M is proprietary product Hundreds of cumulative years of industry knowledge SAP-driven distribution; Touch free internet sites $250M+ in Direct Sales

We manufacture or direct import 30% of our product mix

We take products to market vertically through: 3.0M+ Catalogs, Flyers and Postcards

40 Outbound Sales Reps Sample Packs Personalized PDF Sales Flyers

150+ Face-to-Face Salesmen

20+ Web Sites

We have many proprietary brands...

We are also a leading re- distributor of certain major brands

FY '07 FY '08 FY '09 The 3-Year Plan Integrate Optimize GROW

FY '07: Integrate Combine SSG and CP to form "Catalog Group" Further consolidate previous acquisitions ("DOKS") to form "Road Sales Group" SOX Compliance SAP Conversion Consolidated Budget and Business Plan

Sales & Profit Growth despite distractions Bank Debt from $37M to $4M in 7 months PLATFORM BUILT FY '07 FY '06 Sales GP% SG&A% Operating Income EPS $224. 2M 33.5% 29.8% $8.3M $ .18 $236.8 M 35.3% 29.9% $12.6M $ .37

Current Structure RBI Sales: $100M Season: Q1,Q2 Product: 90% Uniforms Key Sport: Football, Basketball Catalog Group Road Sales Group Sales: $250M $ .60 - .70 EPS EBIT: $18.0M FY '08 Sales: $150M Season: Q1,Q3,Q4 Product: 90% Equipment Key Sport: Baseball, Softball

FY '08: Optimize Deliver 75%+ EPS growth from $ ..37 to $ .60 - .70 Continued gross margin improvement of 50bps+ Stymied SG&A growth 5% Top line growth, for now Amass Cash

Sales GP% EBIT EPS FY '08(P) FY '07 % Change $236. 8M 35.5% $12.6 M $ .37 5.5% 50- 100bps 40% 75%+ $250.0 M 36 - 36.5% $17.5 - 18M $ .60 - .70

Top Line Growth Only 5%, for now (catalog combinations) New customer adds, telesales & road penetration Gross Margin Improvement Less internal discounting, competition Purchasing leverage Stymied SG&A Growth "Right-size" infrastructure/support Catalog circulation - reduction How We Get There in FY'08

100% EPS Growth "Profit oriented management approach" Willingness to sacrifice unprofitable sales Amass Cash Improved operating performance Faster receivables Improved inventory turns Complete SKU consolidations / Liquidate E&O How We Get There in FY'08 (continued)

FY '09: GROW Accelerate Top-Line Inject New Products and Brands Organic & Acquired Growth Opportunity Leverage Stable Cost Structure

Strong Revenue Growth ($ in millions) 2003 2004 2005 2006 2007 % Growth 21 39.5999984741211 106.400001525879 224.199996948242 236.899993896484 CAGR% = 83.3% 24.3% 88.6% 168.7% 110.7% 5.7% % GROWTH

Strong Operating Income Growth ($ in millions) 2003 2004 2005 2006 2007 % Growth 1 2.79999995231628 7.30000019073486 8.30000019073486 12.6999998092651 CAGR% = 88.8% 11.1% 180.0% 160.7% 13.7% 53.0% % GROWTH

Strong EBITDA Growth ($ in millions) 2003 2004 2005 2006 2007 % Growth 1.89999997615814 3.5 8.39999961853027 11.8000001907349 16.3999996185303 CAGR% = 71.4% 58.3% 84.2% 140.0% 40.5% 39.0% % GROWTH

Strong Balance Sheet ($ in 000's) June 30, 2006 June 30, 2007 July 31, 2007 Cash and Cash Equivalents $4,079 $5,670 $4,135 Accounts Receivable $31,004 $31,154 $35,022 Inventories $37,185 $32,241 $30,919 Senior bank Debt and Notes $14,494 $24,994 $4,677 5.75% Subordinated Debentures $50,000 $50,000 $50,000

What are the Risks? Welcome to Micro-Cap Country Moving Parts Integration Work Continues Annual Profit Focus Quarter to Quarter Volatility Continued "DOKS" Streamlining 24 Month Operating Plan

End Game Drive EPS Collect Cash Convert Bonds to Equity Lock Down the Space

Sport Supply Group, Inc. Fall 2007 • Investment Presentation "Speak softly... carry a big Bat" Ticker: RBI